As filed with the Securities and Exchange Commission on September 5, 2025.

1933 Act File No.	333-288898
1940 Act File No.	811-24107

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☑

Pre-Effective Amendment No.

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☑

Amendment No.

(Check appropriate box or boxes)

___________________________

Founder Funds Trust

(Exact Name of Registrant as Specified in Charter)

___________________________

25 Highland Park Village, Suite 100-587
Dallas, TX 75205

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: (866) 315-5322

Michael C. Monaghan

Founder Funds Trust

25 Highland Park Village, Suite 100-587

Dallas, TX 75205

(Name and Address of Agent for Service)

___________________________

With Copies to:

Michael C. Monaghan
Founder ETFS LLC
25 Highland Park Village, Suite 100-587
Dallas, TX 75205
michael@founderfunds.com

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities being Registered: Shares of Beneficial Interest.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus Subject to Change Dated September 5, 2025

Prospectus	September 5, 2025

Founder Funds Trust

Founders 100 ETF	NYSE Arca: FFF
CUSIP: 350933107

The U.S. Securities Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured – May Lose Value – No Bank Guarantee

(i)

Summary Information

Investment Objective

The Founders 100 ETF (the “Fund”) seeks long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as broker commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%

Other Expenses[1]	None

Total Annual Fund Operating Expenses	0.75%

1 “Other Expenses” are based on estimated amounts for the current fiscal year. Founder ETFs, LLC (“Founder ETFs” or “Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest and extraordinary expenses (e.g. litigation and indemnification expenses).

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$77	$242

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

Principal Investment Strategies

The Fund is an actively managed broad-market exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing at least 90% of its assets in Founder-Led Companies. All Fund holdings must be common equities or real estate investment trust (“REIT”) securities listed on a U.S. exchange. On rebalance days, a minimum of 80% of assets will be invested in 100 (and a minimum of 95 intra-quarter) of the largest 200 Founder-Led Companies, based on market cap, selected using the Adviser’s proprietary fundamental rules-based methodology. Up to 20% of assets will be invested in other securities selected by the Adviser including Founder-Led IPOs based on proprietary fundamental, but not rules-based, criteria. Rarely, non-founder-led securities may be held by the Fund. The maximum position size will be 7.5% on rebalance days though may float higher or lower intra-quarter. Founder Factor investing is the signature element of the Adviser’s investment strategy to select securities capable of generating superior expected risk-adjusted returns.

The Adviser defines a “Founder” as a person who has profound influence on a company’s identity and trajectory from its nascent stages; this includes one or more individuals who conceptualize a new business and bring it into commercial operation as well as those who take over an existing idea or early-stage company and propel it to significant success and scale. The Adviser defines a “Founder-Led Company” as a business managed by a “Founder Chief,” defined as a Founder serving as a Chief officer, most often as Chief Executive Officer (CEO), Chief Technology Officer (CTO), Chief Scientific Officer (CSO), or Chief Medical Officer (CMO). The Adviser defines a “Founder-Led IPO” as a Founder-Led or Founder-Run Company making an initial public offering (“IPO”) of its securities to the public on a stock exchange for the first time. The Adviser defines the “Founder Factor” as investing in companies based on their Founder-Led status.

To capture the growth of the general economy and also to reduce company-, sector-, and industry-specific risk, Fund securities will be selected from across five or more sectors, as self-identified by the management teams of these companies, most commonly but not limited to the Technology, Financials, Consumer Discretionary, Communication Services, Health Care, Industrials, and Real Estate sectors. No more than 65% of assets may be invested in the Technology sector and no more than 40% of assets may be invested in any other sector. Fund securities will be selected from across 20 or more industries, as self-identified by the management teams of these companies, most commonly but not limited to the Software, Capital Markets, Interactive Media and Services, Financial Services, Semiconductor, Oil & Gas, Communications Equipment, and Hotels Restaurants and Leisure industries. No more than 40% of assets may be invested in any single industry.

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The Fund may invest in small-, medium-, and large-capitalization companies. The Fund may invest in foreign companies, which the Adviser defines as company with a headquarters outside the U.S., but only if the securities are listed on a U.S. exchange. The Fund will not invest in private securities or ADRs.

The Adviser believes that applying a proprietary fundamental rules-based methodology will help the Adviser make wise investment decisions and navigate market cycles more effectively by removing emotional decision making at:

•	Market highs, when pride, greed, and irrational exuberance tend to override good judgment, leading to overconfidence in the Adviser’s stock picking ability, a loss of focus on identifying the Founders most likely to execute on their vision and create long-term value for shareholders, a long-lasting extrapolation of positive trends, and excessive risk taking in the pursuit of higher returns, despite soaring valuations and other potential warning signs;

•	Market lows, when widespread fear, doubt, and the pain of losses can lead to short-term or myopic thinking, panic, and poor decision making including the temptation to drift from the consistent execution of the investment philosophy and fundamental research process of collecting and analyzing data objectively on a timely basis, and the decision to sell at or near the bottom.

The Adviser applies its proprietary fundamental rules-based methodology using the following multi-step process:

•	First, the Adviser defines the investable universe. The Adviser creates a list of securities held in the Founders 200 Index, adds Founder-Led Companies trading on a US exchange with market caps newly above $1 billion, and adds Founder-Led IPOs with market caps estimated above $100 million.

•	Second, the Adviser applies a screen to identify all Founder-Led Companies that meet Founder ETF’s proprietary fundamental criteria including income statement, balance sheet, statement of cash flow, valuation, and other quantitative and qualitative metrics. Next, the Adviser applies a second screen to identify other securities, including Founder-Led IPOs, that meet proprietary fundamental, but not rules-based, criteria.

•	Third, if greater or fewer than 100 companies meet the Founder-Led Company proprietary fundamental criteria, respectively, the Adviser will apply a progression of more or less stringent screens until 100 securities are identified for investment. At the Adviser’s discretion, other securities including Founder-Led IPOs will be identified for investment based on fundamental, but not rules-based, criteria.

•	Fourth, the Adviser applies a modified market cap weighting with a maximum initial position size of 7.5% to all companies identified for purchase. If the initial weighting results in less than an 80% allocation to Founder-Led Companies meeting the fundamental rules-based criteria, at the Adviser’s discretion, other securities including Founder-Led IPOs will be sized down to 20% of assets or less.

•	Finally, to make timely, well-informed investment decisions, the Adviser will rebalance and reconstitute the Fund quarterly, in late February, May, August, and November, aligning with the release of the majority of new quarterly material information into the public domain including earnings press releases, filings, presentations, and conference call transcripts. Additionally, the Adviser will rebalance and reconstitute the Fund at the Adviser’s discretion, most often due to corporate actions including, but not limited to, changes in management, mergers and acquisitions (“M&A”), and divestitures.

At the Adviser’s discretion, a security held by the Fund of a company being acquired may be sold after the acquisition announcement or held until the acquisition closes. If sold, the security may be replaced by a new security or not replaced until the next quarterly rebalancing and reconstitution with the cash proceeds reinvested on a pro rata basis. If a Founder announces plans to step down or step away from their Chief role and no co-Founder serves in a Chief role or plans to assume a Chief role, at the Adviser’s discretion, the security may be sold. After a period of time away, if a Founder returns to a Chief role, the security of that company may be repurchased at the discretion of the Adviser.

The initial allocation of shares in an IPO security will largely determine the initial and future weighting of that security in the Fund. While Founder-Led Companies will be re-evaluated quarterly for ongoing inclusion in the Fund, Founder-Led IPOs will typically be held for one year or more in order to give these businesses time to mature and reveal their long-term potential. To actively manage downside risk, any holding may be sold, trimmed, bought, or added to at any time at the Adviser’s discretion.

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The Adviser seeks to invest the Fund’s assets to achieve returns similar to but not identical to its benchmark, the Founders 200 Index (the “Index”), which is owned by Pearl Street Indexes, LLC, an affiliate of the Adviser (“Pearl Street”), and created, calculated, administered, and disseminated by Wilshire Indexes (the “Index Provider” and “Calculation Agent”). As market caps and the cadence of Founder-Led IPOs are dynamic, the Adviser estimates that the majority (51% to 100%) of Fund assets will ordinarily be invested in securities that are members of the Founders 200 Index.

The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”) because the fund sets a maximum weight of 7.5% per security so will not commonly meet the requirements of the 75-5-10 diversification rule, which requires at least 75% of assets to be composed of securities with a maximum weight of 5% per security.

The Fund is designed for investors who share our long-term fundamental investment philosophy. The philosophy is not about timing the market but about maintaining consistent exposure to the market’s most compelling secular growth stories based on the consistent and timely analysis of object data across market cycles. The Adviser recognizes that stocks with high earnings growth and premium valuations relative to peers may be volatile in the short run but benefit from the power of time and innovation longer term. Based on this philosophy, the Fund may not be appropriate for investors with a short-term investment time horizon (less than 5 years), who have a low tolerance for volatility, or who prefer to invest in stocks trading at discount valuations versus peers.

By investing in a Founder Factor strategy, the Fund tends to follow a growth investment style, investing in companies expected to grow sales and earnings at a faster rate than peers, often driven by innovation, market share increases, disruptive ideas, and expanding addressable markets. The Founder Factor tends to identify Founders, Founder-Led Companies, and Founder-Led Stocks with common enduring characteristics:

Founders tend to be irreverent visionaries, inspiring leaders, independent thinkers, charismatic communicators, relentless operators, and courageous problem solvers who persevere through challenges with passion and unwavering commitment. Founders often attract and unite top talent around a compelling purpose, the moral authority to take bold risks and quickly pivot towards success, and the expert intuition to leverage the unique capabilities of their businesses and teams to create sustained competitive advantages (i.e. economic moats), which have the potential to generate superior risk-adjusted returns over time.

Founder-Led Companies tend to challenge the status quo and disrupt industries with groundbreaking ideas and strategies. Founder-Led Companies tend to “grow up” with venture cultures that emphasize speed, scale, innovation, analytics, continuous learning, resilience, and an unrelenting desire to create something new and useful for customers. Founder-Led Companies generally hold more patents, invest more in research and development (R&D), invest in more capital expenditures (capex), participate in more mergers & acquisitions (M&A), grow sales and earnings at a faster pace, pay fewer dividends, repurchase fewer shares, and run balance sheets with more cash than debt.

The Adviser concludes that Founder-Led Stocks are capable of generating superior risk-adjusted returns. Based on our signature Founder Factor investment strategy and growth investment style, respectively, the Fund may be unsuitable for investors who have a risk tolerance inconsistent with this strategy or style. Prospective investors should carefully consider their financial situation and consult a financial advisor before investing.

Principal Risks of Investing in the Fund

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. Your investment may not perform as well as similar investments. Therefore, you should carefully consider the following risks before investing in the Fund. The principal risks of investing in the Fund are listed below in alphabetical order so that you may more easily compare our risks to those of other Funds. Each risk summarized below is considered an important “principal risk” of investing in the Fund, regardless of the order it appears.

Authorized Participant Concentration Risk. The Fund relies on a limited number of authorized participants (APs) to engage in creation or redemption transactions, with no obligation for APs to submit orders or maintain an active trading market for Shares. This may result in a diminished trading market, causing Shares to trade at a premium or discount to the Fund’s NAV, or face trading halts or delisting. The risk is heightened for securities traded outside collateralized settlement systems, where APs may need to post collateral, a capability not all APs possess. If APs exit the business or cannot process creation or redemption orders, and no other AP steps forward, trading liquidity may be significantly impacted. This risk is further elevated for Funds holding non-U.S. securities, which may have lower trading volumes or face extended market closures or trading halts, potentially hindering APs’ ability to create or redeem Creation Units effectively.

Cash Risk. To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns.

3

Cash Transaction Risk. The Fund may use cash for certain creation and redemption transactions instead of in-kind securities, requiring it to sell portfolio investments to meet redemption proceeds. This may trigger capital gains, leading to higher annual capital gain distributions than if in-kind redemptions were used. Cash transactions may also widen bid-ask spreads or increase premiums/discounts to the Fund’s NAV, and incur additional costs, such as portfolio transaction costs, which could reduce the Fund’s NAV if not offset by authorized participant transaction fees.

Cyber Security Risk. The Fund faces operational risks from cyber security breaches, which may involve unauthorized access, hacking, malicious software, ransomware, or denial-of-service attacks. Such breaches, whether targeting the Fund or its third-party service providers (e.g., adviser, administrator, custodian), trading counterparties, or issuers in which the Fund invests, could lead to loss of proprietary information, data corruption, operational disruptions, or unauthorized access to confidential data. These incidents may prevent normal business operations, result in regulatory penalties, reputational damage, additional compliance costs, or financial losses. Cyber security breaches affecting issuers in the Fund’s portfolio may also negatively impact the value of those investments.

Equity Risk. Equity risk is the risk that the value of equity securities, such as common stocks and REIT investments, will decline due to general economic conditions, market dynamics, or company-specific factors. These conditions include changes in interest rates, periods of market turbulence, prolonged economic decline, or cyclical changes that may depress the price of most or all equities held by the Fund. Additionally, negative investor sentiment toward specific industries or sectors may lead to reduced valuations as investors exit those areas. Equity risk also encompasses challenges faced by large-capitalization companies, which may adapt more slowly to competitive pressures or have limited growth potential, potentially underperforming other market segments. Issuer-specific risks, such as increased production costs, poor management decisions, lower demand for products or services, or adverse events like unfavorable earnings reports or failure to make anticipated dividend payments, may cause significant price declines in a company’s stock. While large-capitalization companies are generally less volatile than smaller-capitalization companies, their value may not rise as much, reflecting a trade-off between lower risk and potentially lower returns.

Foreign Investment Risk. Investments in the securities of companies headquartered outside of the U.S. or with foreign operations carry additional risks compared to the securities of companies that primarily operate in the U.S., including lower market liquidity, higher volatility, less reliable financial information, and less stringent accounting and auditing standards. Risks also include expropriation, nationalization, political instability, adverse economic developments, dividend withholding, currency restrictions, and higher transaction costs. Companies dealing with countries subject to U.S. or UN sanctions, or identified as state sponsors of terrorism, may face legal constraints or reputational damage, potentially harming their performance and the Fund’s investments.

Industry Concentration Risk. The Fund may concentrate its investments in a single industry or industry group, increasing its vulnerability to industry-specific risks compared to a broadly diversified fund. These risks include economic or cyclical downturns, resource competition, adverse labor relations, political events, technological obsolescence, or increased competition, which could negatively impact the profitability or viability of companies in the concentrated industry, leading to underperformance relative to other industries or the broader market.

Capital Markets Industry Risk. Capital markets firms face risks from cyclical volatility driven by macroeconomic factors, interest rate changes, and investor sentiment. Economic downturns reduce trading volumes and fees, while higher interest rates increase borrowing costs and limit deal flow. Regulatory changes, such as Basel III/IV, impact capital requirements and profitability. Market dislocations, credit losses, competition from fintech, and reputational risks from misconduct or system outages further threaten performance.

Financial Services Industry Risk. Financial services companies are exposed to credit, market, liquidity, and operational risks. Economic downturns increase loan defaults and reduce deal volumes, while interest rate volatility affects margins and income. Rising regulatory and compliance costs, cybersecurity threats, fraud, and system failures can lead to losses and reputational harm. Intense competition adds further pressure on profitability.

Interactive Media & Services Industry Risk. The interactive media sector faces risks from technological disruption, shifting consumer trends, and heavy investment needs in platform development and content acquisition. Advertising revenue models are vulnerable to market contractions, while privacy and data regulations limit targeting capabilities. Intense competition, content moderation challenges, and rapid changes in algorithms or distribution can significantly impact engagement, monetization, and regulatory or reputational outcomes.

Semiconductors & Semiconductor Equipment Industry Risk. Semiconductor firms face cyclical demand, high R&D and manufacturing costs, and supply chain disruptions from material or equipment shortages. Intense global competition and pricing pressures can erode margins, while geopolitical risks, export restrictions, and client concentration increase earnings volatility, potentially impacting the Fund’s investments.

Software Industry Risk. The software industry is highly competitive, with risks from aggressive pricing, rapid technological change, and product obsolescence. New entrants, short product cycles, and limited patent protection can reduce profitability. Many software firms have short operating histories, leading to volatile stock prices, which may adversely affect the Fund’s performance.

4

Initial Public Offering (IPO) Risk. The Fund’s participation in IPOs involves risks due to limited operating histories and less public information, complicating valuation and increasing volatility. IPOs may face speculative trading, oversubscription, or liquidity issues, and post-IPO price declines can occur if fundamentals weaken or lock-up periods end, leading to insider selling that impacts share prices.

Issuer Risk. The Fund’s investment in at least 95 issuers exposes it to the risk that a decline in a single issuer’s equity value, due to factors like poor management or reduced demand for its goods or services, could negatively impact the Fund’s portfolio value.

Large Shareholder Risk. Large shareholders, including Authorized Participants, may hold substantial Fund Shares and are not required to maintain their investment. Large redemptions could affect the Fund’s NAV, liquidity, and brokerage costs, leading to tax consequences or hindering the Fund’s ability to achieve its investment strategy.

Management Risk. As an actively managed ETF, the Fund’s performance depends on the Adviser’s ability to implement its investment strategies effectively. The loss of key personnel or ineffective management could adversely affect the Fund’s performance. The Adviser, being newly formed, lacks experience managing an ETF, which may limit its effectiveness and impact the Fund’s performance.

Market Disruption Risk. Geopolitical tensions, conflicts, terrorism, policy changes, sanctions, tariffs, or trade disputes may impact the Fund’s NAV, global markets, volatility, liquidity, and investor confidence, with unpredictable effects on the Fund’s performance.

Market Risk. The Fund’s securities are subject to market fluctuations driven by economic downturns, natural disasters, public health crises, wars, or terrorism, which may increase premiums or discounts to the Fund’s NAV. Strained U.S.-foreign relations, sanctions, or tariffs may also adversely affect issuers, impacting the Fund’s performance.

Market Trading Risk. The Fund faces risks from a potential lack of an active market for Shares, secondary market trading losses, or disruptions in the creation/redemption process. Stressed market conditions may reduce liquidity, cause trading halts, or lead to Shares trading at a premium or discount to NAV, potentially resulting in significant losses or portfolio rebalancing challenges.

New Fund Risk. As a recently organized investment company, the Fund lacks an extensive operating history, limiting the track record available for prospective investors to evaluate.

Non-Diversified Fund Risk. As a non-diversified fund, the Fund may invest a greater portion of its assets in individual issuers, leading to greater price volatility and performance impacts from a small number of issuers compared to a diversified fund.

Operational Risk. The Fund faces operational risks from human errors, processing issues, technology failures, or errors by service providers or counterparties. While controls and procedures aim to mitigate these risks, they may not address all potential issues, potentially leading to disruptions or losses.

Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Small- and Medium-Capitalization Companies Risk. Small- and medium-capitalization companies may be more volatile and more likely than large- capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.FounderETFs.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Founder ETFs, LLC (the “Adviser”).

5

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title	Date Began Managing the Fund
Michael Monaghan	Portfolio Manager & Partner of the Adviser	Since inception in 2025

Purchase and Sale of Shares

Individual Shares of the Fund may only be purchased and sold in Secondary Market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca. Because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than (premium) or less than (discount) NAV.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.FounderETFs.com.

The Fund will issue and redeem Shares at NAV, only with Authorized Participants, and only in a large, specified number of Shares called a “Creation Unit” or multiples thereof with certain large institutional investors. A Creation Unit consists of 10,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of specific securities specified by the Fund and distributed to the Authorized Participants via the NSCC Portfolio Composition File (“PCF”). Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains. Investors should consult their tax advisors about specific situations.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund has adopted a Rule 12b-1 distribution plan, which permits the Fund to pay Rule 12b-1 fees of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently paid and the Fund does not currently intend to pay a Rule 12b-1 fee. Before any such fee is paid, the Board of Trustees (the “Board”) of the Founder Funds Trust (the “Trust”) would approve the amount and payment of the fee, and the Fund will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 plan.

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s Adviser, distributor or their affiliates may pay the intermediary for certain Fund-related activities, including servicing or marketing, educational, promotional or other initiatives related to the sale or promotion of Shares. These payments, sometimes called “revenue sharing,” are made from the Adviser’s own resources, including profits from fees received from the Fund, and may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser for more details about any such payments it receives or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

Temporary Defensive Strategies

The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents and money market funds if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Doing so could help the Fund avoid losses in the event of falling market prices and provide liquidity to make additional investments but may mean lost investment opportunities in a period of rising market prices. During these periods, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund

The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. The principal risks of investing in the Fund are listed below in alphabetical order so that you may more easily compare our risks to those of other Funds. Each risk summarized below is considered an important “principal risk” of investing in the Fund, regardless of the order it appears. Any of these risks may impact the Fund’s NAV which could result in the Fund trading at a premium, par, or discount to NAV:

Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts or delisting.

Cash Risk. To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns.

Cash Transaction Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains of the distributed portfolio securities at the Fund level. To the degree that the Fund effects redemptions partially for cash, rather than principally for in-kind securities, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind. To the extent any transaction costs are not offset by transaction fees imposed on APs, such costs may decrease the Fund’s NAV. These costs may also decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stock or REIT investments in the Fund, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential and, consequently, may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. Large-capitalization companies tend to go in and out of favor based on market and economic conditions. Large-capitalization companies generally are less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large capitalization companies may not rise as much as that of smaller-capitalization companies.

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Foreign Investment Risk. Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities, and foreign securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject. Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations or in countries the U.S. government has identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular sector, industry, industry group or sub-industry (as applicable) will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, on the Fund’s website, and on required forms filed with the SEC.

Capital Markets Industry Risk. Firms in capital markets face cyclical volatility tied to macroeconomic factors, interest rates, and investor sentiment. Reduced market activity during economic downturns can lower trading volumes and fees. Higher interest rates may increase borrowing costs and reduce deal flow. Regulatory changes or new standards (e.g., Basel III/IV) can affect capital requirements and profitability. Market dislocation or abrupt volatility in asset prices can lead to credit losses or risk exposure. Finally, competition – especially from fintech firms – and reputational risk from misconduct or system outages pose critical threats.

Financial Services Industry Risk. Financial services companies are exposed to credit, market, liquidity, and operational risks. Economic downturns can increase loan defaults, reduce deal volumes, and diminish customer demand. Interest rate volatility affects net interest margins and investment income. Regulatory and compliance costs continue to rise from capital rules to consumer protection laws potentially limiting profitability. Cybersecurity threats, fraud, and system failures can result in material losses and reputational harm. Competition from fintech disruptors adds further pressure.

Interactive Media & Services Industry Risk. This fast-evolving sector faces technology disruption and shifting consumer trends. Companies must heavily invest in platform development, user growth, and content acquisition. Advertising-based revenue models are susceptible to ad market contraction. User privacy and data regulations may constrain targeting abilities. There's intense competition from global platforms and new entrants. Additionally, moderation and community-management challenges risk regulatory or reputational backlash. Rapid changes in algorithms or content distribution can materially impact engagement and monetization.

Semiconductors & Semiconductor Equipment Industry Risk. Semiconductor firms are subject to cyclical demand, capital-intensive capacity expansion, and rapid technological change. R&D and manufacturing costs are extremely high. Supply chain disruptions such as raw material or equipment shortages can reduce output. Intense global competition may lead to pricing pressures and margin erosion. Geopolitical risks, export restrictions, and trade policy can limit market access. Client concentration or reliance on a few major customers exposes firms to significant earnings volatility.

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Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings or falling profit margins. Software companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products, which significantly increases pricing pressures and can materially reduce profitability with respect to such products. In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Initial Public Offering Risk. The Fund may participate in IPOs, which are investments in securities trading for the first time on an exchange. Businesses that offer IPO allocations often have limited operating histories and lack an established track record. Less public information may be available for recently public companies compared to established ones. This lack of transparency can make it harder to assess prospectus and valuation, increasing risk. IPO securities are considered “unseasoned” and may be subject to price volatility and speculative trading. Share prices can fluctuate significantly, especially after the IPO, driven by factors like market sentiment, market hype, or limited supply. IPOs meeting the Adviser’s proprietary investment criteria can be oversubscribed, and the Adviser’s bid price may fall below the cut-off price, resulting in no allotment. An allocation is not guaranteed. Liquidity can also be a concern, making it difficult to sells shares at a desired price. Not all IPOs perform well. If fundamentals do not support the initial price, the stock price may decline. Some IPOs may face challenges or not meet expectations, leading to underperformance. As lock- up periods expire, insider or private investor selling activity can potentially lower the share price.

Issuer Risk. As the Fund may invest in a minimum of 95 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.

Management Risk. The Fund is subject to management risk because a portion of its portfolio is actively managed. In particular, in managing the Fund’s proprietary fundamental methodology, the Adviser applies investment techniques and risk analyses in making investment and asset allocation decisions for the Fund, but there can be no guarantee that these actions will produce the desired results. The Adviser is a newly formed entity and has no experience with managing an exchange-traded fund, which may limit the Adviser’s effectiveness.

Market Disruption Risks. Headlines, conflict, geopolitical tension, political tension, threats, acts of war or terrorism, or changes to policies, laws, sanctions, tariffs, trade agreements, or regulations between countries or in a geographic region may adversely impact the Fund’s NAV or the global economy, financial markets, volatility, liquidity, and confidence, and cannot be predicted.

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Market Risk. The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV. Strained relations between the U.S. and foreign countries may adversely affect U.S. and foreign issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.

Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or that Shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to the Fund’s NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

New Fund Risk. Each Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have an extensive track record or history on which to base their investment decisions.

Non-Diversified Fund Risk. Because the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

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The Adviser cannot predict whether the Shares will trade below, at, or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.

Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index across its entire portfolio. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether or the extent to which the Shares will trade at premiums or discounts to NAV.

Small- and Medium-Capitalization Companies Risk. A Fund may invest in small- and medium-capitalization companies and, therefore, will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Small- and medium-capitalization companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium- capitalization companies could trail the returns on investments in securities of larger capitalization companies.

Non-Principal Investment Strategies

The Fund may hold securities of unaffiliated money market funds. The Fund’s investment objective is a non-fundamental policy that the Board of the Trust may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Fund are included in the Fund’s Statement of Additional Information (“SAI”), a document that includes more detailed information about the Fund and its operations, under the section “Investment Restrictions.”

Borrowing Money

The Fund may borrow money up to the limits included in the Fund’s SAI under the section “Investment Restrictions.”

Securities Lending

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Fund

The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund. The risks are listed in alphabetical order so that you may more easily compare our risks to those of other Funds. Each risk summarized below is considered an important risk of investing in the Fund, regardless of the order it appears:

Index Provider and Calculation Agent Risk. A portion of the Fund’s portfolio is selected from the holdings of the Index, as created by the Index Provider and calculated by the Calculation Agent. There is no assurance that the Calculation Agent will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it generally does not guarantee that the Index will be in line with its methodology. Errors made by the Calculation Agent with respect to the quality, accuracy and completeness of the data within the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all.

Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.

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Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund’s return potential.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other weather- related phenomena, along with widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the Fund’s NAV. Additionally, if a sector with a high weighting relative to the weighting of other sectors is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the interdependence among global economies and markets, conditions in one country, market, or region may adversely affect markets, issuers, or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on U.S. Exchanges (the “Exchanges”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Portfolio Holdings

The Fund’s holdings are disclosed daily on its website at www.FounderETFs.com. Prior to the opening of trading on the Fund’s primary listing exchange, which is normally at 9:30 a.m. Eastern Standard Time, the Fund will publish a list of the securities (by name, CUSIP, and quantity), that constitute a creation basket, as well as any estimated “balancing amount.” This disclosure is also disseminated through the National Securities Clearing Corporation (NSCC), a subscription-based service. Changes in the Fund’s portfolio are generally announced at or after market close. The Fund also discloses complete portfolio holdings in quarterly regulatory filings.

The Fund’s website includes the following information:

•	Complete portfolio holdings, and for each security, the ticker symbol, CUSIP, and the quantity and weight of such security in the Fund;
•	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;
•	A table showing the number of days that the Fund shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the fund for new Funds);
•	A line graph showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the fund for new funds); and
•	The median bid/ask spread for the Fund on a rolling 30-day basis.

A complete description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.FounderETFs.com.

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Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Creation and Redemption of Creation Units

The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” For the Fund, a Creation Unit is comprised of 10,000 Shares. The number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Fund cannot issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant, or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units. It is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market.

Retail investors may acquire Shares in the Secondary Market (not from the Fund) through a broker or dealer. Shares are listed on the Exchange and are publicly traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes discussed above are summarized, and such summary only applies to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

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Buying and Selling Shares in the Secondary Market

Most investors will buy and sell Shares of the Fund in Secondary Market transactions through brokers. Shares of the Fund will be listed for trading on the Secondary Market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry

Shares of the Fund are held in book-entry form and no stock certificates are issued. Depository Trust Company (“DTC”), through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

Management of the Fund

Investment Adviser

Founder ETFs, LLC (the “Adviser”) is a registered investment adviser founded in 2025 with its offices at 25 Highland Park Village, Suite 100-587 Dallas, TX 75205. Subject to the supervision of the Board, the Adviser serves as the investment adviser to the Founder Funds Trust, a family of ETFs. As of the date of this prospectus, the Adviser had no prior assets under management. Pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser’s portfolio manager manages the Fund. In this regard, Michael Monaghan, the Adviser’s Partner, is primarily responsible for the day-to-day management of the Fund.

Investment decisions for the Fund are made by the investment manager at the Adviser. Portfolio Manager is responsible for various functions related to the management of the fund, including investing cash flows, implementing the investment strategy, and researching and reviewing the investment strategy. The Portfolio Manager has limited authority for risk management and compliance purposes that the Adviser believes to be appropriate.

•	Michael Monaghan, Portfolio Manager and Partner of the Adviser, has been responsible for the management of the Fund since its inception in 2025.

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The Fund’s SAI provides additional information about the Portfolio Manager’s compensation structure and ownership of Shares.

Advisory Fees

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.75% of its average daily net assets (the “Advisory Fee”).

The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, interest, certain foreign custodial fees and expenses, costs of borrowing money, including interest and extraordinary expenses (including but not limited to litigation and indemnification expenses).

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund will be available on the Fund’s website and filed on the Fund’s semi-annual report on Form N-CSR for the fiscal period ended December 31, 2025.

Other Fund Service Providers

Fund Administrator and Transfer Agent

US Bank, N.A., (“US Bank“), located at 3777 Park Center Blvd, Minneapolis, MN 55416, serves as the Fund’s Administrator and Transfer Agent.

Fund Custodian

US Bank, N.A., (“US Bank”), located at 3777 Park Center Blvd, Minneapolis, MN 55416, serves as the custodian to the Fund (the “Custodian”).

Distributor

[          ] LLC (“[          ]” or “Distributor”), located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in Shares. Founder ETFs has entered into a Services Agreement with the Distributor to distribute the Fund.

Compliance Services

[          ] LLC (“[          ]”), located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, manages the compliance program of the Trust. Mr. [ ] of [ ] serves as the Trust’s Chief Compliance Officer (the “CCO”) and performs the functions of the CCO as described in Rule 38a-1 under the 1940 Act. The Trust CCO has primary responsibility for administering the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 (the “Compliance Program”) and reviewing the Compliance Program, in the manner specified in Rule 38a-1, at least annually or as may be required by Rule 38a-1, as may be amended from time to time. The Trust CCO reports directly to the Board regarding the Compliance Program. Michael Monaghan serves as CCO of the Fund and manages the compliance program of the Fund.

Index Provider & Calculation Agent

Wilshire Indexes, located at Landmark, 1 Giltspur Street, London Ec1a 9dd, United Kingdom of Great Britain, is the Index Provider and Calculation Agent of the Index. Closing Index values and weights are provided to data vendors between 6PM and 7PM Eastern Standard Time, Monday through Friday, except on official New York Stock Exchange holidays. The Index values are distributed at 15-second intervals throughout the days on which the Index is calculated. The Fund is not sponsored, endorsed, sold, or promoted by Wilshire Indexes.

WILSHIRE DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND WILSHIRE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. WILSHIRE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WILSHIRE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Independent Registered Public Accounting Firm

Cohen & Company, located at 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115, serves as the independent registered public accounting firm for the Trust and will perform the annual audit of the Fund’s financial statements, serve as tax adviser to the Trust and will review the Fund’s federal, state and excise tax returns, and advise the Trust on matters of accounting and federal and state income taxation.

Legal Counsel

Practus, located at12751 W Millennium NB 308 Playa Vista, CA 90094, serves as counsel to the Trust and the Fund.

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Frequent Trading

The Trust’s Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Fund is expected to be attractive to active institutional and retail investors interested in buying and selling Fund Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the Secondary Market. Because Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

Distribution and Service Plan

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor, distributor or their affiliates may, out of their own resources, pay amounts (“Payments”) to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments. The Advisor may make Payments for such third parties to organize or participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about ETFs, including ETFs advised by the Advisor, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor also may make Payments to third parties to help defray costs typically covered by a trading commission, such as certain printing, publishing and mailing costs or materials relating to the marketing of services related to exchange-traded products (such as commission-free trading platforms) or exchange-traded products in general (“Administrative Costs”). As of the date of this Prospectus, the Advisor has not entered into arrangements whereby it would make Payments.

Net Asset Value (NAV)

The Fund’s NAV per Share is calculated daily by dividing total assets minus total liabilities by the number of outstanding Shares. Assets include daily accrued interest and investment income, while liabilities include daily accrued expenses and fees (e.g., advisory, management, administration, and distribution fees). The NAV is rounded to the nearest cent for publication but calculated to five decimal places for Creation Unit pricing. The Administrator and Custodian determine the NAV each Business Day at the close of regular trading on the NYSE (typically 4:00 p.m. ET).

Investments are valued using market quotations, typically the closing price on the security’s primary exchange. If market quotations are unavailable, unreliable, or stale due to events like issuer insolvency, trading halts, or significant market movements, the Adviser, as the Board-designated Valuation Designee, uses fair value pricing in good faith under established procedures. Securities requiring fair value pricing include restricted securities, those of bankrupt issuers, or securities with halted trading. Investments in other 1940 Act-registered open-end funds may use those funds’ NAVs, which may also involve fair value pricing.

Fair value pricing involves subjective judgments, which may lead to daily value fluctuations and differences between the NAV and the Fund’s Indicative Intra-Day Value (IIV), potentially causing Shares to trade at a premium or discount to NAV. There is no assurance that securities can be sold at their fair value, and sales at a discount could result in losses.

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Indicative Intra-Day Value

The approximate value of the Fund’s investments on a per-Share basis, the IIV, is disseminated by ICE IOPV every 15 seconds during hours of trading of the Fund. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

An independent third-party calculator calculates the IIV for the Fund during hours of trading of the Fund by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of that Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

The Fund may provide the independent third-party calculator with information to assist in the calculation of the IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

Dividends, Other Distributions, and Taxes

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to distributions of the Fund’s net investment income (from dividends and interest, net of expenses) and net realized capital gains, typically paid at least annually. The Fund may distribute dividends more frequently to track its index or meet U.S. Internal Revenue Code requirements. Distributions may include a return of capital, which shareholders will be notified about. Cash distributions may be reinvested in additional Shares if your broker offers this option but remain taxable as if received in cash.

U.S. Federal Income Taxation

This summary outlines key U.S. federal income tax considerations for Fund shareholders holding Shares as capital assets, based on current law, which may change retroactively. It does not cover state, local, estate, gift, or non-U.S. tax laws, nor special tax rules for partnerships, tax-exempt entities, or non-U.S. shareholders (except as noted). Consult your tax advisor for personalized advice.

Tax Treatment of the Fund

The Fund intends to qualify as a Regulated Investment Company (RIC) under the Code, meeting annual income, asset diversification, and distribution requirements (at least 90% of investment company taxable income and net tax-exempt income). As a RIC, the Fund generally avoids corporate-level federal income taxes on distributed income and gains. Failure to qualify would subject the Fund to corporate taxes, with distributions taxed as ordinary dividends. To avoid a 4% excise tax, the Fund must distribute at least 98% of its ordinary income and 98.2% of its capital gain net income annually, plus prior undistributed amounts. The Fund may recognize taxable income before receiving cash (e.g., from original issue discount obligations), requiring distributions from cash assets or security sales, which may generate additional gains or losses.

Taxation of U.S. Shareholders

U.S. shareholders (U.S. citizens, residents, corporations, or certain trusts/estates) are taxed on Fund distributions as follows:

•	Ordinary income dividends (net investment income and short-term capital gains) are taxed as ordinary income, unless designated as “qualified dividend income,” which is taxed at long-term capital gain rates for non-corporate shareholders meeting holding period requirements.
•	Capital gain dividends (net long-term capital gains) are taxed at long-term capital gain rates.
•	Distributions exceeding the Fund’s earnings and profits are treated as a tax-free return of capital (reducing basis) and then as capital gain.
•	The Fund may retain net capital gains, pay taxes on them, and designate them as “deemed distributions,” allowing shareholders to claim a tax credit/refund and increase their Share basis.

Sales or exchanges of Shares typically result in capital gains or losses (long-term if held over one year, short-term otherwise). Short-term capital losses on Shares held six months or less may be treated as long-term to the extent of capital gain dividends. A 3.8% Medicare tax may apply to net investment income (dividends and gains) for individuals above certain income thresholds.

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Creation Unit Issues and Redemptions

For in-kind Creation Unit transactions, Authorized Participants recognize capital gains or losses based on the difference between the fair market value of Shares/securities received and their basis in exchanged securities. The same applies to redemptions. Gains or losses are long-term if the securities or Shares are held over one year, but short-term losses on Shares held six months or less may be treated as long-term to the extent of capital gain dividends.

Backup Withholding

The Fund or intermediary may withhold 24% federal income tax from distributions and redemption proceeds if a shareholder fails to provide a correct taxpayer ID, certify exemption, or is subject to IRS backup withholding. Non-U.S. shareholders may avoid this by submitting IRS Form W-8BEN or W-8BEN-E.

Taxation of Non-U.S. Shareholders

Non-U.S. shareholders are generally subject to 30% U.S. withholding tax (or lower treaty rate) on ordinary income dividends, unless designated as “interest-related” or “short-term capital gain” dividends, which are exempt if proper documentation (e.g., IRS Form W-8BEN) is provided. Capital gain dividends and gains from Share sales are typically not subject to U.S. tax. Non-U.S. shareholders may need a U.S. taxpayer ID to claim credits/refunds for Fund-level taxes or backup withholding.

Foreign Account Tax Compliance Act (FATCA)

FATCA imposes a 30% withholding tax on certain U.S.-source payments (e.g., dividends) to foreign financial institutions or non-financial foreign entities unless they comply with IRS reporting or certification requirements. Intergovernmental agreements may simplify compliance. The Fund or broker may withhold if shareholders fail to provide required FATCA documentation. No additional amounts are paid for withheld taxes.

For a detailed tax discussion, see the SAI section “U.S. Federal Income Taxation.” Consult your tax advisor regarding federal, state, local, and non-U.S. tax consequences of investing in the Fund.

The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local or foreign tax on the Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Code of Ethics

The Trust and the Advisor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Advisor, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Advisor.

There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to certain conditions. The codes are on file with the SEC and are available to the public.

Premium/Discount Information

Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.FounderETFs.com.

Other Information

Delivery of Shareholder Documents–Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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INDEX PROVIDER AND DISCLAIMERS

The Fund is not sponsored, endorsed, sold or promoted by Wilshire Indexes. The Index Provider makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objectives. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Investment Thesis

The Adviser’s investment thesis is that Founders tend to have the inspiring vision to attract and unite top talent, the moral authority to take bold risks and pivot quickly towards success, and the expert intuition to leverage the capabilities of their businesses and teams to create sustained competitive advantages, which have the potential to generate superior expected risk-adjusted returns over time.

Investment Horizon

The Adviser observes that over the past 100 years a buy and hold US equity investment strategy has been an effective way to compound wealth. Timing market entry and exit points is often very difficult, even for professional investors. Despite unexpected market crashes and corrections, the US equity market has generally recovered and resumed growth with the US economy, generally rewarding investors who have stayed fully invested over a long-term time horizon of 5+ years.

Founding Principles

In the words of Steve Jobs: “One of the ways that I believe people express their appreciation to the rest of humanity is to make something wonderful… In the act of making something with a great deal of care and love, something’s transmitted there.”

The Fund is a product of Founder ETFs, a firm with Founding Principles that act as the Adviser’s unattainable North Star. Recognizing that investments involve risk and uncertainties and outcomes are not guaranteed, we share these principles for the sole purpose of giving investors an understanding of our firm’s ideals, identity, and culture. We believe a positive firm culture fosters motivation, loyalty, and a sense of shared purpose and that sharing our ideals builds trust with our partners, attracts vendors who share our values, improves decision making and execution, and creates strategic alignment:

• Vision – To fill the world with the peace, joy, and freedom of prosperity.

• Mission – To create simple Founder ETFs with “a great deal of care and love” and provide high-quality service to our shareholders.

• Goals – To elevate lives worldwide our Goals are:

•	To educate investors so they can work towards achieving their life goals with greater clarity, discipline, and confidence.
•	To build vibrant communities of Founders with the vision, courage, grit, and fire to lead innovative teams, tackle complex challenges, and accelerate the progress of humanity.

• Values – We value Freedom, Integrity, Vision, Courage, Grit, Care, Pure Innovation, and the Relentless Pursuit of Excellence.

The Founders 200 Index

The Index is a rules-based composite index that tracks the market performance of the 200 largest Founder-Led Companies, based on market cap. Index components are selected from a universe of common stock and REIT securities listed on a US exchange. Eligible securities cannot have been issued by companies that have filed for bankruptcy or are subject to a pending acquisition, liquidation, going private transactions, delisting from U.S. exchanges, or reorganization rendering the security otherwise ineligible for the Index.

All eligible securities are then ranked based on market capitalization as of the Index’s rebalance and reconstitution reference date. Once ranked, the 200 top capitalized companies where a Founder serves as a Chief officer, most often as CEO, CTO, CSO, or CMO, and has not announced plans to retire, step down, or step away from running the day-to-day operations of the business, are selected for inclusion in the Index. If a Founder steps down from their Chief role but still serves as Chairman or another non-operational role, the company is not eligible.

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The Index employs a modified market capitalization weighting, which are derived using the share price and total shares outstanding of each security, as of the rebalance reference date. For any company represented by more than one eligible share class, the company weight is the combined weight of the eligible securities representing its share class. The weights of the security are adjusted by the percentage change in that company’s total market capitalization. Following those adjustments, the resulting company weights are evaluated based on two constraints:

•	The weight of each of the top 4 securities, ranked by market cap, may not exceed 6.25% at rebalance; and
•	The weight of each of the next 196 securities, ranked by market cap, may not exceed 5% at rebalance.

Where any of the constraints above are violated, quarterly weight adjustments are made according to a two-stage adjustment process. First, if no security’s initial weight exceeds 5% of the Index, these initial weights are used as “Stage 1” weights without further adjustment. Otherwise, initial weights are adjusted such that no top 4 security’s weight may exceed 6.25% of the Index, no next 196 security’s weight may exceed 5% with excess weight redistributed proportionally to remaining constituents. If the two-stage process results in a violation of the weighting constraints described above (i.e. If one or more securities in the next 196 securities with a weight below 5%, after recalculation, have a weight above 5% then the weight of those securities is set to a maximum weight of 5% and the residual weight is redistributed on a pro-rata basis to companies with a weight below 5%). The process is repeated as many times as is necessary until the security weights meet the constraints. In cases of ambiguity (e.g., interim Founder appointments, unclear transition announcements), the Wilshire Index Committee will review the situation and has discretion to determine eligibility and timing of removal or inclusion to preserve the integrity and investability of the Index.

The Index will be reconstituted and rebalanced quarterly after the close on the second business day of the last week of February, May, September, and November. An intra-quarter “Special Rebalance” may be triggered, to be carried out in the next five business days, if any of the following restrictions are violated:

•	No individual company’s weight may exceed 24% of assets based on end-of-day values;
•	No individual company’s security may be held if a Founder has announced plans to retire, step down, or step away as a Chief officer of a company in the Index and no co-Founder holds or announces plans to assume a Chief role.

If a company in the Index is acquired and stops trading, and as long as there are more than 196 securities in the portfolio, the security does not need to be replaced until the next quarterly rebalance and reconstitution. Proceeds received once an acquired security stops trading may be allocated on a pro- rata basis into the existing Index constituents. If fewer than 196 securities are held in the Index, a “Special Reconstitution & Rebalance” must be conducted so that there are 200 securities in the Index. If, at any time, it is determined that an Index security is ineligible for continued inclusion, it will be removed as soon as practicable. Finally, any company ranked outside of the top 200 eligible companies by market capitalization as of the most recent reconstitution is ineligible.

To prevent any conflicts of interest, Pearl Street, an affiliate of the Adviser, owns the Founders 200 Index but outsources the creation, calculation, administration, and dissemination of the index to Wilshire Indexes, the Index Provider and Calculation Agent. No Wilshire employees work for the Adviser or Pearl Street. No clients use or pay for this Index.

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Financial Highlights

The Fund is new and has no performance history yet.

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Privacy Policy

Founder Funds Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Trust may collect non-public personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.

We do not disclose any non-public personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third parties who are not affiliated with the Trust to perform marketing services, to process or service a transaction at your request or as permitted by law. For example, sharing information with companies that maintain or service customer accounts for the Trust is essential. We may also share information with companies that perform administrative or marketing services for the Trust, including research firms. When we enter into such a relationship, we restrict the companies’ use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers, such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.

We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.

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Prospectus – September 5, 2025

Founder Funds Trust

25 Highland Park Village

Suite 100-587

Dallas, TX 75205

www.FounderETFs.com

1-866-315-5322

For More Information

This prospectus does not contain all of the information included in the registration statement filed with the SEC with respect to the Fund. If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request, when they become available:

Annual/Semi-annual Report

Additional information about the Fund’s investments will also appear in the Fund’s annual and semi-annual reports to Shareholders and on Form N-CSR filed with the SEC, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year, when available. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI)

For more detailed information on the Trust, the Fund, and the Shares, you may request a copy of the Fund’s SAI, which has been filed with the SEC. The SAI provides detailed information about the Fund and its policies and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus.

If you have questions about the Fund or Shares or you wish to obtain the SAI, annual report, or semi-annual report, or the Fund’s financial statements, when available, free of charge, or to make shareholder inquiries, please:

Call:	Toll Free: (917) 385-0195
International: 001 (917) 385-0195
Monday through Friday 9:00 AM to 5:00 PM Eastern Time

Write:	Founder Funds Trust c/o Founder ETFs, LLC
25 Highland Park Village
Suite 100-587
Dallas, TX 75205

Visit:	www.FounderETFs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-24107.

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information Subject to Change Dated September 5, 2025

_______________________________________________________________________________

Statement of Additional Information (SAI)                                          September 5, 2025

_______________________________________________________________________________

Founder Funds Trust

Fund Name	Founders 100 ETF
Ticker Symbol	FFF
Exchange	NYSE
Adviser	Founder ETFs, LLC

To get a free copy of the Fund Prospectus, annual reports, or semi-annual reports:

Write:	Founder Funds Trust c/o Founder ETFs, LLC, 25 Highland Park Village Suite 100-587 Dallas, TX 75205

Call:	1-866-315-5322

Visit:	www.FounderETFs.com

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in the Prospectus, a document that describes a new ETF, or this Statement of Additional Information (“SAI”), a document that includes more detailed information about the Fund and its operations, and you should not rely on any other information. This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund’s current Prospectus, dated September 5, 2025.

The SAI does not constitute an offer to sell securities.

The Fund is new and has no performance history as of the date of this SAI.

Unless otherwise noted, capitalized terms used but not defined in this SAI have the same meaning as in the Prospectus.

(i)

General Description of the Trust and the Fund

The Founder Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 27, 2025 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

The SAI addresses the following investment portfolio (the “Fund”) of the Trust, which currently consists of one investment portfolio. Additional portfolios (“Funds”) may be added to the Trust in the future. The shares of the Fund are referred to herein as “Shares.” The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Founder ETFs, LLC (the “Adviser”) is the investment adviser for the Fund and is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”).

The Shares trade on (“NYSE” or “Exchange”). Shares will trade on the Exchange at market prices that may be below, at, or above the Net Asset Value (“NAV”) of the Shares.

The Fund is “non-diversified” under the 1940 Act.

The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares (a “Creation Unit” or “Creation Unit Aggregation”), generally in exchange for a basket of equity securities (the “Deposit Securities”) plus the deposit of a specified cash payment (the “Cash Component”). Fund Shares will trade on at market prices that may be below, at, or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. Creation Units are aggregations of 10,000 Shares of the Fund. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

As the Fund creates and redeems Shares in kind, the Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 105% of the market value of the missing Deposit Securities on deposit with the Trust. Please see the “Creation and Redemption of Creation Units” section for more details. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objectives and Policies

Investment Objectives

The Fund has a distinct investment objective and policies. The Founders 100 ETF (the “Fund”) is designed for investors with a long-term time horizon (generally 5+ years) seeking capital appreciation. There can be no assurance that the Fund’s objective will be achieved.

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it holds, is provided below.

The Fund’s share prices will fluctuate with market and economic conditions. The Fund should not be relied upon as a complete investment program.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Fund.

All of the percentage limitations below and in the investment restrictions recited in the Prospectus apply to the Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by the Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in the Fund’s assets will not be considered a violation of the Fund’s policies or restrictions. “Value” for the purposes of all investment restrictions shall mean the value used in determining the Fund’s NAV. With respect to the Fund’s fundamental investment restriction 3, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund may not:

1.	purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities, or investing in precious metals in accordance with the Fund’s investment objective and policies as set forth in the Fund’s Prospectus;
2.	borrow money, except to the extent permitted by the 1940 Act, or any rules, regulations, interpretations thereunder or exemptions thereto that may be adopted, granted or issued by the SEC;
3.	make loans, except (i) to the extent permitted by the 1940 Act, or any rules, regulations, interpretations thereunder or exemptions thereto that may be adopted, granted or issued by the SEC; and (i) in connection with the lending of the Fund’s portfolio securities and purchases of debt securities consistent with the investment policies of the Fund as set forth in the Fund’s Prospectus;
4.	underwrite the securities of other issuers, except that the Fund may engage in transactions (i) involving the acquisition, disposition or resale of its portfolio securities, (ii) involving acquisitions or securities directly from an issuer, (iii) involving the acquisition of securities issued by other investment companies, and (iv) under other circumstances where the Fund may be considered to be an underwriter under the Securities Act;
5.	purchase or sell real estate or interests in real estate, except that the Fund may purchase, acquire or lease real estate for use as an office and may transaction in real estate acquired as a result of ownership of securities; and this restriction shall not prevent the Fund from purchasing or selling securities which are secured by real estate and securities of companies that invest or deal in real estate; or
6.	issue senior securities, except to the extent permitted by the 1940 Act or any rules, regulations, interpretations thereunder or exemptions thereto that may be adopted, granted or issued by the SEC.

Investment Strategies and Risks

A discussion of the risks associated with investing in the Fund is contained in the Fund’s Prospectus under the headings “Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Strategies and Risks.” As with the Prospectus, the risks are listed in alphabetical order so that you may more easily compare our risks to those of other Funds. Each risk summarized below is considered an important “principal risk” of investing in the Fund, regardless of the order it appears.

The discussion below supplements, and should be read together with, these sections of the Fund’s Prospectus.

Investments in the Fund should be made with an understanding that the Fund NAV may fluctuate with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general, and other factors.

Active Management Risk

The Fund is actively managed and therefore financial results that result in a violation of the rules of the proprietary fundamental methodology may, at the Adviser’s discretion, result in the elimination of securities from the Fund, additions of new securities to the Fund, or an adjustment to the weighting of securities in the Fund at a rebalance or reconstitution, either quarterly or intra-quarterly. Since the Fund is actively managed, the Adviser may use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Equity Risk
Equity risk is the risk that the value of equity securities, including common stock or REIT investments in the Fund, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Equity risk also includes the risk of large-capitalization companies, which may adapt more slowly to new competitive challenges or may be more mature and subject to more limited growth potential and, consequently, may underperform other segments of the equity market or the market as a whole. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. Large-capitalization companies tend to go in and out of favor based on market and economic conditions. Large-capitalization companies generally are less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large capitalization companies may not rise as much as that of smaller-capitalization companies.

Liquidation of the Fund Risk

The Board may determine to close and liquidate the Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Money Market Instruments Risk

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis rather than in equities , when it would be more efficient or less expensive for the Fund to do so, or as collateral for financial instruments, for liquidity purposes, or to earn interest. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (4) repurchase agreements; and (5) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments. Any public health emergency, including any emerging or reemergent epidemics (including, without limitation, outbreaks of coronavirus, influenza virus and Ebola virus), or the threat thereof, could have a significant adverse impact on the Fund and the securities it holds, and could adversely affect the Fund’s ability to fulfill its investment objectives. In addition, the operations of the Fund, the Adviser and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Securities Lending Risk

The Fund may lend portfolio securities to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan, as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral, or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Tax Risks

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Industry Concentration Risks

In following its methodology, the Index may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. By concentrating its investments in an industry or industry group, the Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Air Freight & Logistics Industry Risk. Companies in the air freight and logistics industry are exposed to fluctuating fuel prices, capacity constraints, and regulatory requirements such as safety and emissions. Volatility in fuel costs can significantly impact operating margins, while infrastructure limitations, like airport congestion and limited cargo capacity, can disrupt service and increase costs. Moreover, intense competition, including from low-cost carriers and integrated shipping firms, may pressure freight rates. Firms also face geopolitical risks, such as sanctions and trade disputes, which may impede cross-border operations. Disruptions from natural disasters, terrorism, or pandemics pose operational challenges and the potential for financial loss.

Automobiles Industry Risk. The automotive industry undergoes rapid transformation driven by technological innovation, evolving emissions regulations, and shifting consumer preferences. Companies face substantial competition, including from new market entrants in electric vehicles (EVs) and mobility services. Capital-intensive R&D is required to keep pace in electrification, autonomous driving, and connected-vehicle technologies. Supply chain disruptions, such as shortages of semiconductors, and tariff changes can adversely impact production. Additionally, macroeconomic factors influencing consumer demand, like interest rates and disposable income, can materially affect revenues and earnings.

Biotechnology Industry Risk. Biotech firms face high scientific and clinical risk: clinical trials can fail or uncover safety concerns, regulators may withhold approval, and market adoption can be slow. Intellectual property protection is critical; patent expirations and litigation risk can reduce exclusivity and revenues. These companies often operate at a loss, due to long development timelines and high R&D expenses, which can result in volatile securities prices. Pricing and reimbursement pressures from governments and insurers may reduce margins. Finally, technological advances can quickly render platforms or pipelines obsolete.

Broadline Retail Industry Risk. Broadline retailers contend with thin margins and high fixed costs in a highly competitive environment. They face competition from e-commerce giants, discount stores, and specialty retailers – all driving aggressive pricing and promotions. Inventory risk, including obsolescence, shrinkage, and markdowns, may erode profitability. Changes in customer spending habits or preferences can reduce sales. Store operations may also be disrupted by shifting regulations, natural disasters, or pandemic-related restrictions. Moreover, supply chain disruptions, rising freight, and labor costs can materially impact financial performance.

Capital Markets Industry Risk. Firms in capital markets face cyclical volatility tied to macroeconomic factors, interest rates, and investor sentiment. Reduced market activity during economic downturns can lower trading volumes and fees. Higher interest rates may increase borrowing costs and reduce deal flow. Regulatory changes or new standards (e.g., Basel III/IV) can affect capital requirements and profitability. Market dislocation or abrupt volatility in asset prices can lead to credit losses or risk exposure. Finally, competition, especially from fintech firms, and reputational risk from misconduct or system outages pose critical threats.

Communications Equipment Industry Risk. Companies in communications equipment face rapid technological change and short product lifecycles, necessitating ongoing R&D investment. Competition from established providers and low-cost manufacturers can pressure margins and pricing. The rollout of new network technologies (e.g., 5G/6G) requires large capital expenditures and bears execution risk. Supply chain constraints – like component shortages – can delay product delivery. Additionally, regulatory and security concerns such as national restrictions on equipment can limit market access. Patent disputes are also common and potentially costly.

Consumer Finance Industry Risk. Consumer finance providers are sensitive to economic cycles, interest rate fluctuations, and consumer credit quality. Defaults may rise in economic downturns, while regulatory changes, such as CFPB rules or debt collection restrictions, can impact operations. Competition from fintech disruptors, who may offer lower-cost, tech-enabled services, poses challenges. Elevated data security and privacy risks such as breaches or identity theft can result in fines and reputational damage. Credit portfolio performance also depends on consumer behavior, unemployment rates, and macro trends.

Consumer Staples Distribution Industry Risk. Distributors of consumer staples face margin compression from aggressive retailer pricing and rising logistics costs. They are subject to fluctuations in commodity prices like food staples or packaging. Operational issues, such as warehouse capacity, spoilage, and labor shortages, can disrupt delivery and impact inventories. Regulatory changes relating to food safety or labeling may increase compliance costs. Additionally, consolidation among retailers can affect bargaining power and volume commitments, placing downward pressure on revenue and profitability.

Diversified Telecommunication Services Industry Risk. Diversified telecom providers operate in capital-intensive environments requiring significant investment in network infrastructure such as fiber or 5G. Competition, both from traditional carriers and new digital providers, can lead to price erosion and reduced customer retention. Rapid technological shifts require continual upgrades, while legacy systems may burden operating efficiency. Regulatory constraints on spectrum and pricing, along with data privacy and cybersecurity risks, add to compliance costs. Economic downturns may reduce consumer and enterprise spending on telecom services.

Entertainment Industry Risk. Entertainment firms risk disruption due to shifting consumer preferences, evolving content consumption habits, and competition from streaming, social media, and gaming. Production costs can be high and project outcomes uncertain.

Intellectual property must be protected against piracy, while licensing and distribution agreements can face renegotiation. Advertising revenue may fluctuate with economic cycles, and regulatory changes such as content restrictions can affect distribution. Additionally, technological innovation (e.g., AR/VR) can upend traditional business models.

Financial Services Industry Risk. Financial services companies are exposed to credit, market, liquidity, and operational risks. Economic downturns can increase loan defaults, reduce deal volumes, and diminish customer demand. Interest rate volatility affects net interest margins and investment income. Regulatory and compliance costs continue to rise from capital rules to consumer protection laws potentially limiting profitability. Cybersecurity threats, fraud, and system failures can result in material losses and reputational harm. Competition from fintech disruptors may add additional downward pressure on sales and margins.

Health Care Providers & Services Industry Risk. Providers and service firms face reimbursement and pricing pressure from insurers, Medicare/Medicaid updates, and regulatory changes. They must maintain compliance with healthcare laws and patient privacy regulations like HIPAA. Staffing shortages, wage inflation, and union activity may drive operating costs higher. Technology implementation (EHR, telehealth) can be costly and disruptive. Additionally, liability from malpractice claims and potential changes in healthcare reform or funding could materially affect operations.

Hotels, Restaurants & Leisure Industry Risk. This industry is highly sensitive to macroeconomic cycles – consumers often cut discretionary spending first. High fixed-cost structures make margins vulnerable to revenue shifts. Operational burdens – including labor availability, wage inflation, food costs, and utilities – may fluctuate significantly. Health, safety or environmental regulations such as occupancy limits and sanitation rules can restrict operations. Competitive pressures drive marketing spend, while reputational risk from service failures or reviews can erode brand value. Furthermore, geographic and geopolitical events, like travel bans or natural disasters, can disrupt demand.

Independent Power & Renewables Industry Risk. Operators of independent power and renewable energy projects face commodity price risk for electricity and fuel. Project returns depend on regulatory incentives (e.g., tax credits, rate structures), which may be modified or phased out. Technology risk exists – cost declines and efficiency gains in newer technologies can render existing assets less competitive. Projects are capital-intensive with long payback periods and subject to construction delays. Additionally, fluctuations in weather patterns, such as the lack of wind or sunshine, can impact output and revenues.

Industrial REITs Industry Risk. Industrial real estate investment trusts own facilities that serve manufacturing, logistics, and distribution. Their performance depends on occupancy rates, tenant creditworthiness, and rental rate growth. Economic downturns or supply-chain disruptions can reduce demand. Interest rate increases raise borrowing costs and may slow property value appreciation. Construction cost inflation and zoning or environmental regulation changes can delay portfolio expansions. Competition from other REITs and developers may pressure pricing and occupancy.

Interactive Media & Services Industry Risk. This fast-evolving sector faces technology disruption and shifting consumer trends. Companies must heavily invest in platform development, user growth, and content acquisition. Advertising-based revenue models are susceptible to ad market contraction. User privacy and data regulations may constrain targeting abilities. There's intense competition from global platforms and new entrants. Additionally, moderation and community-management challenges risk regulatory or reputational backlash. Rapid changes in algorithms or content distribution can materially impact engagement and monetization.

IT Services Industry Risk. IT services providers depend on skilled labor and face competitive pricing pressures. Projects can be affected by cost overruns, scope creep, and client budget constraints. Technological disruption in areas such as cloud migration, AI, or automation may render service offerings obsolete. Providers must invest continually in training and technology to remain relevant. Security breaches at clients or vendors can cause liability. Economic slowdowns may lead to reduced corporate IT spending. Additionally, visa and immigration policy changes may impact workforce availability.

Media Industry Risk. Media companies contend with disruptive content consumption trends, shifting from traditional TV and print to digital platforms. Advertising revenues are impacted by competition from online search, social media, and streaming. Content production costs are high and unpredictable, and legacy distribution channels may decline faster than new revenue sources mature. Regulatory issues like copyright enforcement are evolving with technology. Piracy, platform dependence, and changing algorithms may restrict audience reach or monetization.

Metals & Mining Industry Risk. Mining companies are exposed to commodity price volatility influenced by global supply and demand, currency fluctuations, and trade policy. High operating and capital costs plus exploration risks carry potential for cost overruns and write- downs. Environmental, social, and governance (ESG) regulations may lead to increased compliance, remediation, or permit delays. Community or indigenous opposition to projects can affect operations. Mine lifespan and reserve depletion introduce asset renewal risk. A decline in commodity prices can jeopardize profitability.

Oil, Gas & Consumable Fuels Industry Risk. Producers and midstream operators are extremely sensitive to global commodity prices, which fluctuate with macroeconomic conditions, supply disruptions, and geopolitical events. Reserve and production impairment are common risks when prices fall. Exploration and production are capital-intensive and affected by cost overruns, regulation, or safety incidents. Environmental liabilities including spills or emissions can result in substantial fines or remediation obligations. Transition risk from the shift to renewables and carbon regulation may impair demand and valuations over time.

Pharmaceuticals Industry Risk. Pharmaceutical companies face lengthy and uncertain drug development cycles, including clinical trial failure or delays. Regulatory approvals are costly and time-consuming, and post-approval safety issues can lead to withdrawals or litigation. Patent expiry and generic competition may rapidly erode revenues. Pricing pressures from governments and insurers can impact margins. R&D investments are substantial, with no guarantee of commercial success. Additionally, compliance failures and liability claims can result in regulatory sanctions or reputational damage.

Semiconductors & Semiconductor Equipment Industry Risk. Semiconductor firms are subject to cyclical demand, capital-intensive capacity expansion, and rapid technological change. R&D and manufacturing costs are extremely high. Supply chain disruptions such as raw material or equipment shortages can reduce output. Intense global competition may lead to pricing pressures and margin erosion.

Geopolitical risks, export restrictions, and trade policy can limit market access. Client concentration or reliance on a few major customers exposes firms to significant earnings volatility.

Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and falling profit margins. Software companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products, which significantly increases pricing pressures and can materially reduce profitability with respect to such products. In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Specialty Retail Industry Risk. Specialty retailers focus on niche or branded products and may face concentrated competition and inventory risks. Consumer preferences can shift rapidly through fashion trends leading to markdowns and obsolescence. E-commerce competition requires ongoing digital investment. Real-estate exposure and store footprint may become burdensome if consumer traffic declines. Supply chain, import tariffs, and currency fluctuations can affect cost and availability. Brand reputation is critical, and missteps (quality or ethics) can damage customer loyalty.

Technology Hardware, Storage & Peripherals Industry Risk. Firms in this sector contend with rapid product cycles, price competition, and inventory risk. Component shortages or supply chain disruptions may delay new launches and increase costs. Technological shifts, toward cloud computing or solid-state storage, may render established products obsolete. Competition from low-cost producers and OEMs can compress margins. Additionally, product reliability is key – defects or security flaws may trigger recalls and reputational harm.

Textiles, Apparel & Luxury Goods Industry Risk. Apparel and luxury firms are sensitive to changing fashion trends and consumer sentiment. Inventory management issues, such as overstocking and fast fashion, can lead to markdowns and margin pressure. Brand reputation and authenticity are paramount – counterfeits or poor quality can damage value. Global supply chains expose firms to labor standards scrutiny, tariff risk, and currency volatility. Competition is intense, from fast fashion to second-hand/resale markets. When economic conditions soften, consumers often reduce discretionary spending on apparel.

Wireless Telecommunication Services Industry Risk. Wireless telecom carriers operate in capital-intensive environments with ongoing build-out of spectrum and infrastructure (e.g., 5G rollout). They face intense pricing and service bundling competition. Regulatory constraints on spectrum allocation, net neutrality, or data privacy may impact operations. Technological advancements may render existing networks obsolete, requiring continuous investment. Customer churn, technological substitution (e.g., VoIP), and economic downturns can reduce subscriber numbers and ARPU (average revenue per user). Infrastructure failures or cyberattacks may disrupt service and trigger fines.

Management

Board Responsibilities. The business of the Trust is managed under the direction of the Board. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust, such as the Adviser, Distributor, and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Adviser presents the Board with information concerning the investment objectives, strategies and risks of the investment portfolio. Additionally, the Adviser provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices and compliance infrastructure.

Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board receives detailed information from the Adviser. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures, and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Fund, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below are the names, years of birth, position with the Trust, term of office, portfolios supervised and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Michael Monaghan, is an interested person of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (the “Interested Trustee”) because of his affiliation with the Adviser. Two of the Trustees, Brock Vandervliet and [ ], and their immediate family members have no affiliation or business connection with the Adviser or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Fund’s principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

There is an Audit Committee and a Nominating and Governance Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

Trustees

Number of Portfolios in Fund Complex: 1
	Term	Year	Position	Length of	Principal	Portfolios	Other Directorships
	of	of	Held with	Time	Occupation	Overseen	Held by Trustee
Interested Trustees	Office	Birth	Trust	Served	Past 5 Years	by Trustee	Past 5 Years
Michael C. Monaghan	Indefinite	1975	Chairman, Interested Trustee	Since 2025	Founder & CEO of Beartooth	1	n/a

Independent Trustees
Brock Vandervliet	Indefinite	1968	Audit Committee Chair, Trustee	Since 2025	Partner of NE Business Svc./Reprise Homes	1	n/a
	Indefinite		Nominating & Governance Chair, Trustee	Since 2025		1	n/a

The address of each Trustee is Founder ETFs, LLC, 25 Highland Park Village, Suite 100-587, Dallas, Texas 75205.

Trustees serve until their successors are duly elected and qualified.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Brock Vandervliet Serves as the Chairman of the Audit Committee and all of the Independent Trustees serve on the Trust’s Audit Committee. The Board has determined that will serve as the Fund’s Audit Committee Financial Expert. The Audit Committee has not met yet.

Nominating and Governance Committee. The Nominating and Governance Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Adviser or distributor (as defined by the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. [           ] serves as the Chairman of the Nominating and Governance Committee and all of the Independent Trustees serve on the Nominating and Governance Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee considers nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Nominating Committee. The Nominating and Governance Committee has not met yet.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Michael Monaghan, Chairman of the Board and Chief Compliance Officer of the Fund, should serve as Trustee of the Fund because of his extensive financial services experience in institutional equities at Goldman Sachs, Sanford Bernstein, and UBS along with private equity investing at Riverstone Holdings and as the Founder at Beartooth Radio Inc., a defense tech company selling specialized communications equipment. Mr. Monaghan brings the Trust a unique perspective on capital markets, entrepreneurship, and the unique attributes of Founders.

The Trust has concluded that Brock Vandervliet, Chair of the Audit Committee, should serve as Trustee of the Fund because of his extensive financial services experience in institutional equity at KBW, Lehman Brothers, as Portfolio Manager at Lion’s Path Capital, as Executive Director at Nomura Securities and UBS, writing equity research on the sell-side, and as Founder of StratFin Consulting. Mr. Vandervliet also has decades of experience in real estate as Founding Partner of MP Holdings, designed to monetize the bottom of the US housing market, as well as at Minaret Capital, Reprise Homes, and Northeast Business Services. He also served for four years in the US Army. He brings expertise in financial matters and accounting principles.

The Trust has concluded that [               ], Chair of the Nominating and Governance Committee, should serve as Trustee of the Fund because’

Principal Officers of the Trust

The Officers of the Trust manage its day-to-day operations subject to Board oversight. Unless otherwise noted, the address of each officer is Founder ETFs, LLC, 25 Highland Park Village, Suite 100-587, Dallas, Texas 75205.

	Term	Year	Position	Length of	Principal	Portfolios	Other Directorships
	of	of	Held with	Time	Occupation	Overseen	Held by Trustee
Name	Office	Birth	Trust	Served	Past 5 Years	by Trustee	Past 5 Years
Michael C. Monaghan	Indefinite	1975	Chairman	Since 2025	Founder & CEO of Beartooth	1	n/a
Caitlin Johannes	Indefinite	1984	Chief Financial Officer, Secretary	Since 2025	Sales & Analytics/AI at Natera	1	n/a
	Indefinite		Chief Compliance Officer	Since 2025		1	n/a

Trustee Ownership of Shares

The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

As of September 5, 2025, no Trustee owned shares of the Fund.

Board Compensation

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust does not pay any of the Independent Trustees. The following table contains information about the compensation earned by each Trustee for the fiscal year ended December 31, 2025:

	Position	Aggregate	Pension or Retirement	Estimated	Total Compensation
	Held with	Compensation	Benefits Accrued as Part	Annua Benefit	From Trust and Fund
Name	Trust	from Trust	of Trust Expense	Upon Retirement	Paid to Trustee
Michael C. Monaghan	Chairman	$0	$0	$0	$0
Brock Vandervliet	Audit Committee Chair	$0	$0	$0	$0
	Nominating & Governance Chair	$0	$0	$0	$0

Code of Ethics

The Trust and its Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permit personnel, subject to the codes of ethics, to invest in securities, including securities that may be purchased or held by the Fund, subject to certain conditions.

Proxy Voting Policies

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this Statement of Additional Information. The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX will be available at no charge upon request by calling 1-866-315-5322. It will also be available on the SEC’s EDGAR website at www.sec.gov.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of September 5, 2025, no shares of the Fund were issued so there were no principal shareholders or control persons.

Investment Advisory, Administrative, and Distribution Services

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

Investment Adviser

Founder ETFs, LLC, the Adviser, serves as investment adviser to the Fund and, along with the Board, has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund and is responsible for the investment of the Fund’s assets in conformity with the stated investment policies of the Fund. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Fund to operate.

The Advisory Agreement will continue in effect for an initial two year term for the Fund and will continue thereafter from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Pursuant to the Advisory Agreement, the Adviser is entitled to receive a unitary management fee, payable monthly, at the annual rate for the Fund based on a percentage of the Fund’s average daily net assets as follows:

Fund Name	Management Fee
Founders 100 ETF	0.75%

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Trust (except brokerage and other transaction expenses including taxes; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and the advisory fee payable to the Adviser under the Advisory Agreement). Until the Fund is profitable, the Adviser has agreed to waive its fees and reimburse Fund expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed %. Once the Fund is profitable, the Adviser will no longer waive its fees. As of September 5, 2025, the Fund has not paid the Adviser any fees, and the Adviser has not waived any fees.

In addition to providing advisory services under the Advisory Agreement, the Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Manager

The Adviser supervises and manages the investment portfolio of the Fund and will direct the purchase and sale of the Fund’s investment securities.

The Adviser’s portfolio manager manages the Fund. In this regard, Michael Monaghan, the Adviser’s Partner, is primarily responsible for the day-to-day management of the Fund. The portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy.

Other Accounts Managed

As of September 5, 2025, the portfolio manager did not manage any other accounts including those with performance-based fees.

Compensation for the Portfolio Manager

The portfolio manager receives a base pay and an annual bonus incentive based on performance against individual and organizational unit objectives, as well as overall Adviser results. The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who obtain results consistent with the objectives of the products under the individual’s management. In addition, these employees also participate in a long-term incentive program. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee’s total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Ownership of Securities

As of September 5, 2025, the portfolio manager did not own Shares of the Fund.

Other Service Providers

Fund Administrator and Transfer Agent

US Bank N.A. (“US Bank”), located at 3777 Park Center Blvd Minneapolis, MN 55416, serves as the Fund’s administrator and transfer agent. Under the Fund Administration and Accounting Agreement with the Trust, provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. is responsible for maintaining the books and records and calculating the daily net asset value of the Fund. In addition, makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Transfer Agency Services Agreement with the Trust, acts as transfer agent to the Fund, dividend disbursing agent and shareholder servicing agent to the Fund. and are affiliates. The Fund is new so the Adviser has not paid any fees.

Fund Custodian

US Bank N.A. (“US Bank” or “Custodian”), located at 3777 Park Center Blvd. Minneapolis, MN 55416, serves as the custodian to the Fund. Under the Custody Agreement with the Trust, maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. Under the Custody Agreement, is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States.

Securities Lending Activities

US Bank N.A. (the “Securities Lending Agent”) serves as securities lending agent to the Fund. The Securities Lending Agent is responsible for the implementation and administration of the Fund’s securities lending program pursuant to an agreement between the Trust, on behalf of the Fund, and the Securities Lending Agent (the “Securities Lending Agreement”). The Securities Lending Agent acts as agent to the Fund to lend available securities with any person on its list of approved borrowers and (i) determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower; (ii) ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent; (iii) receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (iv) marks loaned securities and collateral to their market value each business day based upon the market value of the loaned securities and collateral at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value of the loaned securities; (v) at the termination of a loan, returns the collateral to the borrower upon the return of the loaned securities to the Securities Lending Agent; (vi) invests cash collateral in accordance with the Securities Lending Agreement; and (vii) maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans outstanding, including an accounting of all securities lending transactions. The fund is new so has not received any gross or net income from securities lending activities received, the related fees, and compensation paid by the Fund during the most recent fiscal year are set forth in the following table.

Distributor

[        ] (“[        ]" or "Distributor”), located at 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317, serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). Founder ETFs, LLC has entered into a Services Agreement with the Distributor to distribute the Fund.

Shares will be continuously offered for sale by the Fund through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Fund. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund will be authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment, and they may cost you more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Compliance Services

[        ] LLC (“[        ]”), located at 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317, manages the compliance program of the Trust. [        ] at [        ] serves as the Trust’s Chief Compliance Officer (the “CCO”) and performs the functions of the CCO as described in Rule 38a-1 under the 1940 Act. The CCO shall have primary responsibility for administering the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 (the “Compliance Program”) and reviewing the Compliance Program, in the manner specified in Rule 38a-1, at least annually or as may be required by Rule 38a-1, as may be amended from time to time. The CCO reports directly to the Board of Trustees regarding the Compliance Program. Michael Monaghan serves as the CCO of the Fund.

Index Provider & Calculation Agent

Wilshire Indexes is the index provider and calculation agent of the Index. Closing Index values and weights are provided to data vendors between 6PM and 7PM Eastern Standard Time, Monday through Friday, except on official New York Stock Exchange holidays. The Index values are distributed at 15-second intervals throughout the days on which the Index is calculated.

To prevent any conflicts of interest, Pearl Street, an affiliate of the Adviser, located at 25 Highland Park Village, Suite 100-587, Dallas, TX 75205, owns the Founders 200 Index but fully outsources the creation, calculation, administration, and dissemination of the index to Wilshire Indexes. No Wilshire employees work for the Adviser or Pearl Street. No clients use or pay for this Index.

Independent Registered Public Accounting Firm

Cohen & Company (“Cohen”), located at 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115, serves as independent registered public accounting firm and will perform the annual audit of the Fund’s financial statements, serve as tax adviser to the Trust and will review the Fund’s federal, state and excise tax returns, and advise the Trust on matters of accounting and federal and state income taxation.

Legal Counsel

Practus, located at12751 W Millennium NB 308 Playa Vista, CA 90094, serves as counsel to the Trust and the Fund.

Portfolio Transactions and Brokerage

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Adviser, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act of 1934, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (on exchange-traded or over-the-counter securities) and agency or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient execution of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Adviser does not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission that another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Brokerage Commissions

As of the date of this SAI, the Fund has not commenced operations and therefore has not paid any brokerage commissions.

Portfolio Turnover Rate

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. As of the date of this SAI, the Fund has not traded and therefore has no portfolio turnover rate to report.

Disclosure of Portfolio Holdings

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with SEC Rule 6c-11 promulgated under the 1940 Act, regulations of the Fund’s listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and third-party service providers.

The Fund will disclose on the Fund’s website (www.FounderETFs.com) at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Adviser, the Distributor, and the Fund’s administrator, custodian, accountant, and other service providers or agents of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.

Indicative Intra-Day Value

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), is disseminated by every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third-party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

An independent third-party calculator calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although the Fund provides the independent third-party calculator with information to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

Additional Information Concerning Shares

Determination of NAV

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV is calculated by the Administrator and Custodian and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to the Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available or are deemed to be unreliable by the Adviser, the Adviser will fair value such investments and use the fair value to calculate the Fund’s NAV. When fair value pricing is employed, the prices of securities used by the Adviser to calculate the Fund’s NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on June 27, 2025 and has authorized capital of an unlimited number of shares of beneficial interest of no par value that may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Limitation of Liability of Trustees

The Declaration of Trust provides that a Trustee is liable only for losses resulting from the Trustee's own willful misfeasance, gross negligence, bad faith, or reckless disregard of the duties involved in the conduct of the office of Trustee. A Trustee is not liable for errors in judgment or mistakes of fact or law made in good faith. The Declaration of Trust provides for indemnification of Trustees and officers (and, upon due approval of the Trustees, other covered persons) for claims and expenses arising in connection with their service, except to the extent resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.
Nothing in this section protects or indemnifies any person against liability to which they would otherwise be subject under the federal securities laws.

Book Entry Only System

Depository Trust Company (“DTC”) will act as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries.

Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses represented by such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchase and Redemption of Creation Units

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of the Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Adviser (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

The Custodian through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units – Creation – Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next- announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

In addition to the list of names and number of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either (1) through Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares – Book Entry Only System”). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange (the “Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail will be opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled “Purchase and Redemption of Creation Units – Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units – Placement of Creation Orders Outside the Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units – Creation – Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units – Creation – Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 4:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 4:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC Participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units – Creation – Creation Transaction Fee.”

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units – Creation – Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel be unlawful; or (6) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit or the AP acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+1 basis” (that is one Business Day after trade date), unless the Fund and Authorized Participant agree to a different settlement date. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for each creation order is set forth below:

Fund Name	Creation Transaction Fee
Founders 100 ETF	$500

The Creation Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Creation Transaction Fee is in the best interest of the Fund. When determining whether to waive the Creation Transaction Fee, the Adviser considers a number of factors including, but not limited to, whether waiving the Creation Transaction Fee will: facilitate the initial launch of the Fund; reduce the cost of portfolio rebalancings; improve the quality of the secondary trading market for the Fund’s shares and not result in the Fund’s bearing additional costs or expenses as a result of the waiver.

An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the in-kind creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and financial instruments were purchased by the Trust and the cash-in- lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units.

Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced on the Business Day the request for redemption is received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units – Redemption – Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (that is “T+1”), unless the Fund and Authorized Participant agree to a different settlement date. However, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+1 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off- Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee for each redemption order is set forth below:

Fund Name	Redemption Transaction Fee
Founders 100 ETF	$500

The Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Redemption Transaction Fee is in the best interest of the Fund. When determining whether to waive the Redemption Transaction Fee, the Adviser considers a number of factors including, but not limited to, whether waiving the Redemption Transaction Fee will: reduce the cost of portfolio rebalancings; improve the quality of the secondary trading market for the Fund’s shares and not result in the Fund’s bearing additional costs or expenses as a result of the waiver.

An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage value of the Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) cash redemptions (to offset the Trust’s brokerage and other transaction costs associate with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the in-kind redemption order process for creation orders executed in whole or in part with cash, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re- registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and financial instruments were sold or settled by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

With respect to an Authorized Participant’s redemption of Fund shares, the combination of the standard Redemption Transaction Fee and the variable Redemption Transaction Fee will not exceed 2% of the value of the shares redeemed.

Cash Creations and Redemptions

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares, although it has no current intention of doing so for the Fund. In each instance of such cash creations and redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations and redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dividends and Distributions

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying investment securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust may make additional distributions to the extent necessary (i) to distribute the entire annual “investment company taxable income” of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

U.S. Federal Income Taxation

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. The discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, judicial authorities, and administrative rulings and practices, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Except to the extent discussed below, this summary assumes that the Fund’s shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares, and does not address the tax consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, RICs, real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), those who hold Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, “non-U.S. shareholders” (as defined below). This discussion does not discuss any aspect of U.S. state, local, estate and gift, or non-U.S., tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state and local, and non-U.S., tax consequences of investing in Shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax Advisers regarding the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a RIC under the Code. As a RIC, a Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain income, asset and distribution requirements, described in more detail below. Specifically, the Fund must (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive at least 90% of their income from certain qualifying income) and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs. Furthermore, the Fund must distribute annually at least the sum of (i) 90% of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) 90% of certain net tax-exempt income, if any.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualified dividend (as discussed below) subject to tax at preferential long-term capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the twelve months ended October 31 of such year (or later if the Fund is permitted to elect and so elects), plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Phantom Income. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, under the “wash sale” rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

PFIC Investments. The Fund may purchase shares in a non-U.S. corporation treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to increased U.S. federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on any “excess distributions” made on, or gain from a sale (or other disposition) of, the PFIC shares even if the Fund distributes such income to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on, and dispositions of, a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with certain information on an annual basis. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of the PFIC.

Alternatively, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would then recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior net income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of the sum of the actual distributions received by it on the PFIC shares and the proceeds from its dispositions of the PFIC’s shares. Any such income generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Non-U.S. Investments. Dividends, interest and proceeds from the direct or indirect sale of non-U.S. securities may be subject to non-U.S. withholding tax and other taxes, including financial transaction taxes. Even if the Fund is entitled to seek a refund in respect of such taxes, it may not have sufficient information to do so or may choose not to do so. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Non-U.S. taxes paid by the Fund will reduce the return from the Fund’s investments.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the U.S. or under the laws of the U.S., or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income and the Fund’s net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for distributions of “qualified dividend income,” as discussed below). Corporate shareholders of the Fund may be eligible to take a dividends-received deduction with respect to some of such distributions, provided the distributions are attributable to dividends received by the Fund on stock of U.S. corporations with respect to which the Fund meets certain holding period and other requirements. To the extent designated as “capital gain dividends” by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Such dividends will not be eligible for a dividends-received deduction by corporate shareholders.

The Fund’s net capital gain is computed by taking into account the Fund’s capital loss carryforwards, if any. Capital losses can be carried forward indefinitely and retain the character of the original loss. To the extent that these carryforwards are available to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

For the fiscal and calendar year ended December 31, 2025, as of September 5, 2025, the Fund has not accumulated any short-term or long-term carryforwards. Once accumulated, these amounts do not expire.

Distributions of “qualified dividend income” (defined below) are taxed to certain non-corporate shareholders at the reduced rates applicable to long-term capital gain to the extent of the Fund’s current and accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to the dividend-paying stocks. Dividends subject to these special rules, however, are not actually treated as capital gains and, thus, are not included in the computation of a non-corporate shareholder’s net capital gain and generally cannot be used to offset capital losses. The portion of distributions that the Fund may report as qualified dividend income generally is limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stock and securities) consists of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified non-U.S. corporations, provided the Fund satisfies certain holding period requirements with respect to the share on which such dividends are paid. Income from dividends received by a Fund from a REIT or another RIC generally is qualified dividend income only to the extent that the dividend distributions are made out of qualified dividend income received by such REIT or other RIC.

To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds its Shares of the Fund as capital assets). Any such distributions will reduce the shareholder’s tax basis in the Shares, and thus will increase the shareholder’s capital gain, or decrease the capital loss, recognized upon a sale or exchange of Shares.

The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund. Organizations or persons not subject to U.S. federal income tax on such net capital gain will be entitled to a refund, if any, of their pro rata share of such taxes paid by the Fund only upon filing appropriate returns or claims for refund with the IRS.

With respect to non-corporate Fund shareholders (i.e., individuals, trusts and estates), ordinary income and short-term capital gain are taxed at a maximum rate of 37% and long-term capital gains are taxed at a current maximum rate of 20%. Corporate shareholders are taxed at a current maximum federal rate of 21% on their income and gain.

In addition, individuals with adjusted gross incomes above certain threshold amounts (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on “net investment income,” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from a Fund and net gains from the redemption or other disposition of Shares. Please consult your tax Adviser regarding this tax.

Sales or Exchanges of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long- term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale or exchange of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. All or a portion of any loss realized upon a sale or exchange of Shares will be disallowed if substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the Shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting to the IRS and to taxpayers of adjusted cost basis information for “covered securities,” which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their brokers to obtain information with respect to the available cost basis reporting methods and available elections for their accounts.

Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit, made by means of an in-kind deposit, an Authorized Participant generally recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant generally recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Fund Shares.

Reportable Transactions. If a Fund shareholder recognizes a loss with respect to Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (for a corporate shareholder) in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules. Shareholders should consult their tax Advisers to determine the applicability of these rules in light of their individual circumstances.

Backup Withholding

The Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 24% rate from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund or intermediary with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund or intermediary that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s U.S. federal income tax liability.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

Dividends. With respect to non-U.S. shareholders of the Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, ordinary income dividends that are “interest-related dividends” or “short-term capital gain dividends” (each as defined below) and capital gain dividends generally will not be subject to U.S. federal withholding (or income) tax, provided that, among other requirements, the non-U.S. shareholder furnished the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by the Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by the Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

Notwithstanding the foregoing, special rules apply in certain cases, including as described below. For example, in cases where dividend income from a non-U.S. shareholder’s investment in the Fund is effectively connected with a trade or business of the non-U.S. shareholder conducted in the U.S., the non-U.S. shareholder generally will be exempt from the withholding tax discussed above but will be subject to U.S. federal income tax at the graduated rates applicable to U.S. shareholders. Such income generally must be reported on a U.S. federal income tax return. Furthermore, such income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation. In addition, if a non-U.S. shareholder is an individual who is present in the U.S. for 183 days or more during the taxable year any gain incurred by such shareholder with respect to his or her capital gain dividends and short-term capital gain dividends would be subject to a 30% U.S. federal income tax (which, in the case of short-term capital gain dividends, may, in certain instances, be withheld at source by the Fund). Lastly, special rules apply with respect to dividends that are subject to the Foreign Investment in Real Property Act (“FIRPTA”), discussed below (see “Investments in U.S. Real Property”).

Sales or Exchanges of Fund Shares. Under current law, gain on a sale or exchange of Shares generally will be exempt from U.S. federal income tax (including withholding at the source) unless (i) the non-U.S. shareholder is an individual who was physically present in the U.S. for 183 days or more during the taxable year, in which case the non-U.S. shareholder would incur a 30% U.S. federal income tax on his capital gain, (ii) the gain is effectively connected with a U.S. trade or business conducted by the non-U.S. shareholder (in which case the non-U.S. shareholder generally would be taxable on such gain at the same graduated rates applicable to U.S. shareholders, would be required to file a U.S. federal income tax return and, in the case of a corporate non-U.S. shareholder, may also be subject to the 30% branch profits tax), or (iii) the gain is subject to FIRPTA, as discussed below (see “Investments in U.S. Real Property”).

Credits or Refunds. To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a non-U.S. Fund shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Fund shareholder would not otherwise be required to do so.

Investments in U.S. Real Property. Special rules apply under FIRPTA in respect of distributions attributable to gains from “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities). In general, if the Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by such Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the U.S., subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. The Fund does not anticipate being treated as a U.S. real property holding corporation.

Even if the Fund is treated as a U.S. real property holding corporation, distributions on the Fund’s Shares will not be treated as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) 5% or less (by class) of Shares and such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends, which may be subject to a U.S. federal withholding tax) and withholding. Non-U.S. shareholders that engage in certain “wash sale” and substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions.

All shareholders of the Fund should consult their tax advisers regarding the application of the rules described above.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information to the withholding agent about certain of its direct and indirect “substantial U.S. owners” or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA. If the shareholder is a tax resident in a jurisdiction that has entered into an intergovernmental agreement with the U.S. government, the shareholder will be required to provide information about the shareholder’s classification and compliance with the intergovernmental agreement.

“Withholdable payments” generally include, among other items, U.S.-source interest and dividends. Proposed regulations (effective while pending) eliminate the application of the withholding tax to the gross proceeds from the sale or disposition of property of a type that can produce U.S.-source interest or dividends that was scheduled to take effect in 2019.

The Fund or a shareholder’s broker may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund or broker with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund or broker to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund or broker may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax Advisers regarding the potential application of FATCA with respect to their own situation.

Other Information

The Trust was organized as a Delaware statutory trust on June 26, 2025. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Practus LLP serves as counsel to the Trust.

Cohen & Company serves as the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

Shareholder inquiries may be made by writing to the Founder Funds Trust, in the care of Founder ETFs, LLC, at 25 Highland Park Village, Suite 100-587, Dallas, Texas 75205.

Important Fund Policies

While this Prospectus and the SAI describe pertinent information about the Founder Funds Trust (the “Trust”) and the Fund, neither the Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder or any other party.

Derivative Actions Brought by Shareholders

Subject to applicable law, shareholders of the Fund or any class may not bring a derivative action to enforce the right of the Fund or an affected class, as applicable, unless certain conditions provided in the Trust Instrument are met, including that prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Fund or affected class, as applicable (provided, that this written demand requirement shall not apply to derivative claims brought under federal securities law), to file the action itself and no less than three complaining shareholders of the Fund or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Fund or the affected class, as applicable, must join in bringing the derivative action (provided, that this 10% requirement shall not apply to derivative claims brought under federal securities law). Demands for derivative action submitted in accordance with the Trust Instrument will be considered by those trustees who are not deemed to be Interested Persons of the Fund. Within 90 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be Interested Persons of the Fund will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Fund or the affected class, as applicable. The Fund’s SAI includes more information about derivative actions brought by the Fund’s shareholders.

Jurisdiction and Waiver of Jury Trial

The Trust Instrument provides that any suit, action or proceeding brought by or in the right of any shareholder or any person or entity claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument, the Trust, the Fund (or any Class of shares) shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court or, if not, then in the Superior Court of the State of Delaware. Unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. All shareholders hereby irrevocably consent to the jurisdiction of such courts in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought has been brought in an inconvenient and less favorable forum. In connection with any such suit, action, or proceeding brought in the Superior Court of the State of Delaware, all shareholders hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law. The Fund’s SAI includes more information about jurisdiction and the waiver of a jury trial.

These exclusive jurisdiction provisions may make it more expensive for a shareholder to bring a suit and may limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce this provision of the Trust Instrument. There is a question regarding the enforceability of the exclusive forum provision in the Trust Instrument because the Securities Act of 1933 and the Investment Company Act of 1940 permit shareholders to bring claims arising under such statutes in both state and federal courts.

Appendix A

Summary of Proxy Voting Policies and Procedures

[To be provided by further amendment]

A-1

Appendix B

Financial Statements

[To be provided by further amendment]

B-1

PART C

OTHER INFORMATION

Item 28.		Exhibits
(a)	(1)	Certificate of Trust of the Registrant^
	(2)	Declaration of Trust of the Registrant^
(b)		By-Laws of the Registrant^
(c)		Instruments defining rights of security holders with respect to the Registrant are contained in the Declaration of Trust and By-Laws, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herewith.
(d)		Investment Advisory Agreement between the Registrant and Founder ETFs LLC (the “Adviser”)*
(e)	(1)	Distribution Agreement between the Registrant and *
	(2)	Form of Authorized Participant Agreement*
(f)		N/A
(g)		Custody Agreement*
(h)	(1)	Fund Servicing Agreement*
	(2)	Fund Officer Services Agreement*
	(3)	Power of Attorney for Trustees*
(i)		Opinion of Legal Counsel*
(j)		Consent of Independent Registered Public Accounting Firm*
(k)		N/A
(l)		Letter of Investment Intent*
(m)		Distribution of Services Plan*
(n)		N/A
(o)		Reserved.
(p)	(1)	Code of Ethics of the Registrant*
	(2)	Code of Ethics of the Adviser*
Other Exhibits:

(1) Power of Attorney for Trustees*

^Filed herewith.
*To be filed by amendment.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Prospectus and “Management” and “Investment Advisory, Administrative, and Distribution Services” in the Statement of Additional Information for information regarding the business of the Adviser.

For information as to the business, profession, vocation and employment of a substantial nature of each of the partners and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-134202) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32.	Principal Underwriters

The principal underwriter for the Registrant is [        ] LLC, which acts as distributor for the Registrant.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder are maintained at:

Adviser:	Founder ETFs, LLC 25 Highland Park Village Suite 100-587 Dallas, TX 75205

Administrator:	US Bank, N.A. 3777 Park Center Blvd Minneapolis, MN 55416

Compliance:	[ ], LLC 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317

Custodian:	US Bank, N.A. 3777 Park Center Blvd Minneapolis, MN 55416

Distributor:	[ ], LLC 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant has duly caused this registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 5th day of September 2025.

Founder Funds Trust

By:	/s/ Michael C. Monaghan
Michael C. Monaghan
Chief Executive Officer

Pursuant to the requirements of the Securities Act this registration statement has been signed below by the following persons in the capacities and on the dates indicated on September 5, 2025.

Signature	Title	Date

/s/ Michael C. Monaghan	Chairman & CEO of the Trust, CCO of the Fund	September 5, 2025
Michael C. Monaghan

/s/ Caitlin Johannes	CFO of the Trust	September 5, 2025
Chief Financial Officer

	CCO of the Trust	September 5, 2025
Chief Compliance Officer

/s/ Brock Vandervliet	Trustee	September 5, 2025
Independent Trustee

	Trustee	September 5, 2025
Independent Trustee

EXHIBIT INDEX

Exhibit No.

(a)(1)	Certificate of Trust of the Registrant (incorporated by reference)

(a)(2)	Declaration of Trust of the Registrant

(b)	By-Laws of the Registrant